Statements of Net Assets Available For Benefits - EBP 004 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investment:
Plan Interest in Master Employee Benefit Plan Trust	$ 2,483,791,000	$ 2,281,531,000
Total Investment	2,483,791,000	2,281,531,000
Receivable:
Notes Receivable from Participants	18,399,000	17,295,000
Total Receivable	18,399,000	17,295,000
Total Assets	2,502,190,000	2,298,826,000
LIABILITIES
NET ASSETS AVAILABLE FOR BENEFITS	$ 2,502,189,926	$ 2,298,825,959